(HENNESSY BALANCED FUND Logo)

THE HENNESSY FUNDS, INC.

SEMIANNUAL REPORT
DECEMBER 31, 1997






THE COURTYARD SQUARE
750 GRANT AVE., SUITE 100
NOVATO, CA 94945
(415) 899-1555
1 (800) 966-4354
Email: ejhmo@aol.com
Symbol: HBFBX

(HENNESSY BALANCED FUND LOGO)
                                                                   February 1998
Dear Shareholders:

From July to December 1997 the Financial Markets were very volatile. The Dow Jones Industrial Average moved up and down and even fell 554.36 points on October 27, 1997 to record its first 10% drop in seven years. A sign of things to come? Perhaps not, but the Hennessy Balanced Fund proved that if the market decides to swing, we can swing back. During the large drops in October, when the Dow recorded an almost 8% loss, our Fund fell only 0.80%. We are keeping our promises to our investors: we want to capture returns of the stock market, with less risk and volatility, and we are delivering. The Hennessy Balanced Fund returned 3.99% during the last six months of 1997. We also made a promise to lower our expense ratio as our assets grew, and we did. For the year ending June 30, 1998 the total fund operating expenses will not exceed 1.68%, and it will continue to fall as our assets increase.

We would like to extend a continued note of gratitude to all of our investors, and we look forward to continuing our relationship with you in the years ahead. Thank you again for making the Hennessy Balanced Fund part of your investment portfolio.

Best wishes,

/s/ Neil J. Hennessy

Neil J. Hennessy
President & Portfolio Manager

date      Hennessy       Dow Jones      Merrill Lynch       Standard &
          Balanced       Industrial     One Year Index      Poor's 500
          Fund           Average        Treasury Bill       Stock Index

3/31/96   $10,000        $10,000        $10,000             $10,000
6/30/96   $10,180        $10,089        $10,134             $10,329
9/30/96   $10,407        $10,560        $10,290             $10,649
12/31/96  $11,025        $11,641        $10,453             $11,536
3/31/97   $11,295        $11,946        $10,569             $11,845
6/30/97   $11,982        $13,984        $10,761             $13,914
9/30/97   $12,418        $14,545        $10,930             $14,956
12/31/97  $12,459        $14,544        $11,075             $15,385

This chart assumes an initial investment of $10,000, made on 3/8/96 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                        AVERAGE ANNUAL RATE OF RETURN(%)
                      FOR PERIODS ENDED DECEMBER 31, 1997

                                                             SINCE INCEPTION
                                                    1 YEAR       3/8/96
                                                    ------   ---------------

   Hennessy Balanced Fund                           13.01%         12.85%
   Dow Jones Industrial Average                     24.94%         22.87%
   Merrill Lynch One Year Treasury Bill Index        5.95%          5.77%
   Standard & Poor's 500 Stock Index                33.36%         26.72%


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
(UNAUDITED)

ASSETS:
   Investments, at value (cost $19,561,564)                    $21,473,126
   Income receivable                                                36,200
   Organization costs, net of accumulated amortization              24,655
   Other assets                                                     16,861

                                                               -----------
      Total Assets                                              21,550,842
                                                               -----------
LIABILITIES:
   Accrued expenses and other payables                              33,422
   Due to Adviser                                                   54,139
                                                               -----------
      Total Liabilities                                             87,561
                                                               -----------
NET ASSETS                                                     $21,463,281
                                                               -----------
                                                               -----------
NET ASSETS CONSIST OF:
   Capital stock                                               $19,539,517
   Accumulated undistributed net investment income                 (13,920)
   Accumulated undistributed net realized gains on investments      26,122
   Unrealized net appreciation on investments                    1,911,562
                                                               -----------
      Total Net Assets                                         $21,463,281
                                                               -----------
                                                               -----------
   Shares outstanding (100,000,000 shares authorized,
   $.0001 par value)                                             1,814,315
   Net asset value per share                                   $     11.83
                                                               -----------
                                                               -----------

See notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1997
(UNAUDITED)

INVESTMENT INCOME:
   Dividend income                                             $   139,050
   Interest income                                                 277,144
                                                               -----------
      Total investment income                                      416,194
                                                               -----------
EXPENSES:
   Investment advisory fees                                         85,288
   Administration fees                                              16,401
   Shareholder servicing and accounting costs                       24,899
   Distribution fees                                                75,254
   Custody fees                                                      4,411
   Federal and state registration fees                              22,408
   Professional fees                                                 9,509
   Reports to shareholders                                           5,285
   Amortization of organization costs                                3,908
   Directors' fees and expenses                                      1,463
   Other                                                             2,431
                                                               -----------
   Total expenses before waiver                                    251,257
   Less:  Waiver of expenses by Adviser                            (75,254)
                                                               -----------
      Net expenses                                                 176,003
                                                               -----------
NET INVESTMENT INCOME                                              240,191
                                                               -----------
REALIZED AND UNREALIZED GAINS:
   Net realized gains on investments                               152,682
   Change in unrealized appreciation on investments                336,453
                                                               -----------
      Net gain on investments                                      489,135
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $   729,326
                                                               -----------
                                                               -----------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                     SIX MONTH    YEAR
                                                       ENDED     ENDED
                                                    DECEMBER 31, JUNE 30,
                                                        1997       1997
                                                    ----------- ---------
                                                    (UNAUDITED)
OPERATIONS:
   Net investment income                            $  240,191 $  286,472
   Net realized gain on investments                    152,682    154,641
   Change in unrealized appreciation on investments    336,453  1,523,400
                                                    ----------  ----------
   Net increase in net assets resulting from
     operations                                        729,326  1,964,513
                                                    ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                         (255,112)  (324,932)
   From net realized gains                            (281,117)        --
                                                    ----------  ----------
                                                      (536,229)  (324,932)
                                                    ----------  ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares subscribed                   3,630,466 10,583,276
   Shares issued to holders in reinvestment
     of dividends                                      611,663    225,392
   Cost of shares redeemed                            (610,669)(1,675,444)
                                                    ----------  ----------
   Net increase in net assets resulting from
     capital share transactions                      3,631,460  9,133,224
                                                    ----------  ----------
TOTAL INCREASE IN NET ASSETS                         3,824,557 10,772,805

NET ASSETS:
   Beginning of period                              17,638,724  6,865,919
                                                    ----------  ----------
   End of period (including undistributed
     net investment income of
     ($13,920) and $1,001, respectively)            $21,463,281$17,638,724
                                                    ----------  ----------
                                                    ----------  ----------

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                  MARCH 8,
                                         SIX MONTHS               1996(1)<F1>
                                           ENDED     YEAR ENDED   THROUGH
                                        DECEMBER 31,  JUNE 30,    JUNE 30,
                                            1997        1997        1996
                                        ------------ ----------  ----------
                                        (UNAUDITED)
PER SHARE DATA:
   Net asset value, beginning
     of period                             $11.67      $10.18      $10.00
   Income from investment operations:
   Net investment income                     0.14        0.23        0.06
   Net realized and unrealized gains
     on securities                           0.33        1.55        0.12
                                           ------      ------      ------
      Total from investment operations       0.47        1.78        0.18
   Less Distributions:
   Dividends from net investment income     (0.15)      (0.29)         --
   Distributions from realized capital
     gains                                  (0.16)         --          --
                                           ------      ------      ------
      Total Distributions                   (0.31)      (0.29)       0.00
                                           ------      ------      ------
   Net asset value, end of period          $11.83      $11.67      $10.18
                                           ------      ------      ------
                                           ------      ------      ------
TOTAL RETURN:                               3.99% (2)  17.70%       1.80% (2)
                                                 <F2>                    <F2>
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of
     period                              $21,463     $17,639     $ 6,866
   Ratio of net expenses to average
     net assets (4)<F4>                    1.75% (3)   1.90%       1.90% (3)
                                                <F3>                    <F3>
   Ratio of net investment income to
     average net assets (5)<F5>            2.39% (3)   2.41%       2.99% (3)
                                                <F3>                    <F3>
   Portfolio turnover rate                  4.99%      20.01%         -- (6)
                                                                        <F6>
   Average commission rate (7)<F7>        $0.0607     $0.0606     $0.0611

(1)<F1> Commencement of operations.
(2)<F2> Not annualized.
(3)<F3> Annualized.
(4)<F4> Absent fee waivers, the ratio of expenses to average net assets would have been 2.50% and 2.98%, and 4.54% for the periods ended December 31, 1997, June 30, 1997, and June 30, 1996, respectively.
(5)<F5> Absent fee waivers, the ratio of net investment income to average net assets would have been 1.64%, 1.34%, and 0.35% for the periods ended December 31, 1997, June 30, 1997 and June 30, 1996, respectively.
(6)<F6> For the period March 8, 1996 through June 30, 1996, there were no sales of securities other than short-term securities which are not factored into this calculation.
(7)<F7> Edward J. Hennessy, Inc., an affiliated broker, received commissions of $2,218, $5,573, and $2,934 for transactions related to the purchase of securities held by the Fund for the periods ended December 31, 1997, June 30, 1997, and June 30, 1996, respectively.

See notes to the financial statements.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
(UNAUDITED)

 NUMBER
OF SHARES
OR PAR VALUE                                          VALUE
-------------                                         -----
        COMMON STOCKS -- 48.9%
        AUTOMOBILES & TRUCKS -- 4.6%
16,425  General Motors Corporation                  $ 995,766
                                                    ----------
        BANK & BANK HOLDING COMPANIES -- 4.8%
 9,150  J.P. Morgan and Co. Incorporated            1,032,806
                                                    ----------
        CAPITAL GOODS -- 0.1%
   550  Caterpillar, Inc.                              26,709
                                                    ----------
        CHEMICALS -- 4.9%
16,575  E. I. du Pont de Nemours and Company          955,536
 1,250  Union Carbide Corporation                      53,672
                                                    ----------
                                                    1,049,208
                                                    ----------
        CONSUMER DURABLES -- 3.0%
10,750  Eastman Kodak Company                         653,734
                                                    ----------
        DRUGS -- 0.7%
 1,325  Merck & Company, Inc.                         140,781
                                                    ----------
        ENERGY -- 10.1%
13,325  Chevron Corporation                         1,026,025
17,000  Exxon Corporation                           1,040,187
 1,750  Texaco, Inc.                                   95,156
                                                    ----------
                                                    2,161,368
                                                    ----------
        FOOD, BEVERAGE & TOBACCO -- 4.9%
23,000  Philip Morris Companies, Inc.               1,042,187
                                                    ----------
        MANUFACTURING -- 4.1%
10,650  Minnesota Mining and Manufacturing Company    873,966
                                                    ----------
        PAPER & FOREST PRODUCTS -- 3.3%
16,350  International Paper Company                   705,094
                                                    ----------
        RETAIL -- 0.1%
   575  Sears, Roebuck and Company                     26,019
                                                    ----------
        RUBBER & TIRES -- 0.7%
 2,500  Goodyear Tire & Rubber Company                159,063
                                                    ----------
        TECHNOLOGY -- 0.2%
 1,047  Raytheon Company                               51,630
                                                    ----------
        TELECOMMUNICATIONS -- 7.4%
25,875  AT &T Corporation                           1,584,844
                                                    ----------
        Total Common Stocks (Cost $8,593,334)       10,503,175
                                                    ----------
          SHORT-TERM INVESTMENTS -- 51.1%
          U.S. GOVERNMENT -- 46.4%
          U.S. Treasury Bills:
$ 316,000  5.44%, 1/8/98                               315,684
  421,000  5.13%, 2/5/98                               418,902
1,266,000  5.52%, 3/5/98                             1,254,772
2,088,000  5.85%, 4/2/98                             2,060,804
1,505,000  5.78%, 4/30/98                            1,479,349
  916,000  5.65%, 5/28/98                              896,534
  815,000  5.55%, 6/25/98                              794,437
  290,000  5.22%, 7/23/98                              281,457
  738,000  5.24%, 8/20/98                              713,199
  946,000  5.22%, 9/17/98                              910,475
  605,000  5.19%, 10/15/98                             579,958
  264,000  5.23%, 11/12/98                             251,911
                                                    ----------
                                                     9,957,482
                                                    ----------
          VARIABLE RATE DEMAND NOTES -- 4.7%
  215,296  General Mills, Inc., 5.33%                  215,296
  797,173  Johnson Controls, Inc., 5.33%               797,173
                                                    ----------
                                                     1,012,469
                                                    ----------
          TOTAL SHORT-TERM INVESTMENTS
            (Cost $10,968,230)                      10,969,951
                                                    ----------
          TOTAL INVESTMENTS -- 100.0%
            (Cost $19,561,564)                      21,473,126
                                                    ----------
          Liabilities, less Other Assets -- (0.0%)     (9,845)
                                                    ----------
          NET ASSETS -- 100.0%                     $21,463,281
                                                    ----------
                                                    ----------

See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997 (UNAUDITED)

1).  ORGANIZATION
  The Hennessy Funds, Inc. -- Hennessy Balanced Fund (the "Fund") was organized as a Maryland corporation on January 11, 1996. The Fund is an open-end, non-diversified company registered under the Investment Company Act of 1940, as amended. The objectives of the Hennessy Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average. Bi-monthly, the Fund will determine the ten highest yielding common stocks in the Dow Jones Industrial Average. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the Dow Jones Industrial Average.

  Between the date of organization and the commencement of investment operations on March 8, 1996, the Fund had no operations other than incurring organizational expenses. These costs aggregated $38,758 which were paid by the adviser and are being amortized over the period of benefit, but not to exceed sixty months from the date the Fund commenced investment operations.

2).  SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes.

c). Income and Expenses -- The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Security Transactions and Income -- Investment and shareowner transactions are accounted for no later than the first business day after trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

f). Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from from those estimates.

3).  CAPITAL SHARE TRANSACTIONS
  The Fund is authorized to issue 100,000,000 shares with $0.0001 par value. Transactions in shares of the Fund were as follows:

                             SIX MONTHS
                               ENDED                   YEAR ENDED
                            DECEMBER 31,                     JUNE 30,
                                1997                          1997
                      ----------------------           ----------------
                         (UNAUDITED)

                  AMOUNT       SHARES                  AMOUNT    SHARES
                  ------       ------                  ------    ------
 Shares
  sold            $3,630,466  302,229             $10,583,276    966,462
 Shares issued
  to holders
  as reinvest-
  mentof divi-
  dends           611,663     51,515                   225,392    21,090
 Shares
  redeemed        (610,669)  (50,939)               (1,675,444) (150,483)
                  --------    -------               ----------  --------
 Net increase $3,631,460      302,805               $9,133,224   837,069
                  --------    -------               ----------  --------
                  --------    -------               ----------  --------
4).  INVESTMENT TRANSACTIONS
  The aggregate purchases and sales, excluding short-term investments, for the Fund, for the six months ended December 31, 1997, were $1,795,337 and $339,232, respectively.
  At December 31, 1997, gross unrealized appreciation and depreciation on investments for federal income tax purposes was as follows:

   Appreciation           $2,104,318
   (Depreciation)           (196,495)
                          -----------
   Net unrealized
     appreciation
     on investments       $1,907,823
                         -----------
                         -----------
  At December 31, 1997, the cost of investments for federal income tax purposes was $19,565,303.

5).  INVESTMENT ADVISORY AND OTHER
   AGREEMENTS
  The Hennessy Funds, Inc. -- Hennessy Balanced Fund has entered into an investment advisory agreement with The Hennessy Management Co., L.P. (the "Adviser"). The Adviser is a California limited partnership organized on October 24, 1995, for the purpose of becoming the Fund's investment adviser. The general partner of the Adviser is Edward J. Hennessy, Incorporated ("Hennessy"). Hennessy is a registered broker-dealer and investment adviser. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of Hennessy.

  Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.85% of the Fund's average daily net assets.

  The Fund has adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.75% of the Fund's average daily net assets. The Fund limited 12b-1 fees paid during the fiscal year ending June 30, 1998, to 0.25% of the Fund's average daily net assets. Payments incurred in one plan year may be carried over to future plan years. At December 31, 1997, there were $10,706 of unreimbursed distribution expenses to be carried over into future plan years. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

  The Adviser has voluntarily agreed to waive its investment advisory fee to the extent necessary to ensure that combined investment advisory fees and 12b-1 fees do not exceed 0.85% of the Fund's average net assets.

  Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, dividend disbursing agent, administrator and accounting services agent for the Fund.

INVESTMENT ADVISER
   The Hennessy Management Co., L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT, SHAREHOLDER
SERVICING AGENT & CUSTODIAN
   Firstar Trust Company
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

DIRECTORS
   Neil J. Hennessy
   Brian A. Hennessy
   Robert T. Doyle
   Rodger D. Offenbach
   J. Dennis DeSousa

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG Peat Marwick LLP
   777 East Wisconsin Avenue
   Milwaukee, WI 53202